UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2006

GOLDSPRING, INC.
(Exact Name of Registrant as Specified in its Charter)

Florida	000-32429	65-0955118
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 American Flat Road, Gold Hill, Nevada 89440
(Address of principal executive offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (775) 847-5272

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01. Other Events

SIGNATURES
EXHIBIT INDEX
EX-99.1

Item 8.01. Other Events.

On April 18, the U.S. District Court for the District of Arizona issued an Order in the matter of Faber v. Parent, which accomplished the following:

(i) it stayed the implementation of the Consent Resolutions purportedly passed on December 9, 2004 to effect the attempted takeover of the Company by Stephen Parent’s group;

(ii) it denied Defendants’ motion for an Order removing seven current directors from Goldspring’s Board; and

(iii) it granted GoldSpring’s Motion for an Order requiring the law firm of Gust Rosenfeld PLC to provide a detailed accounting of the unreturned portion of the $250,000 retainer (namely $166,096.62), given to Gust Rosenfeld PLC.

The Company issued a press release describing the Order in further detail, which is attached hereto as Exhibit 99.1. A copy of the Order is attached hereto as Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDSPRING, INC.

April 24, 2006	By:	/s/ Robert T. Faber
Robert T. Faber
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

99.1	Goldspring, Inc. Press Release, dated April 24, 2006
99.2	Order Granting Preliminary Injunction, dated April 18, 2006, issued by the U.S. District Court for the District of Nevada, in the case entitled Faber v. Parent, No. CV 04-2960-PHX-EHC.